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                                                                    EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of June 21, 2001 and is by and between @TRACK COMMUNICATIONS, INC., a Delaware corporation (the "Company"), MINORPLANET SYSTEMS PLC, a United Kingdom public limited corporation (referred to herein as "Buyer" or "Initial Securities Holder") and the Other Holders (as defined herein).

     WHEREAS, the Company, Buyer and Mackay Shields LLC are concurrently with the execution of this Agreement consummating the transactions contemplated by that certain Stock Purchase and Exchange Agreement, dated February 12, 2001 (the "Stock Purchase Agreement"), providing for, among other things, the receipt by Buyer of 150,000,000 newly issued shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") to be issued to Buyer, and newly issued shares of Common Stock to be issued to the Other Holders, all in accordance with the terms and transactions contemplated by the Stock Purchase Agreement;

     WHEREAS, the transactions contemplated by the Stock Purchase Agreement are to be consummated at the closing ( the "Closing");

     WHEREAS, in connection with the Stock Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

     SECTION 1. DEFINITIONS.

     1.1 Defined Terms. (a) As used in this Agreement, the following terms shall have the following meanings:

     "Agreement" shall mean this Registration Rights Agreement, as it may be amended, supplemented or otherwise modified from time to time.

     "Buyer" shall have the meaning assigned to such term in the Preamble.

     "Closing" shall have the meaning assigned to such term in the Recitals.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Commission" shall mean the United States Securities and Exchange Commission or any successor thereto.

     "Common Stock" shall have the meaning assigned to such term in the Recitals and shall also include (a) any securities issued as a dividend or distribution on such shares of Common Stock, and (b) any securities into which such Common Stock is converted in any merger, consolidation, reclassification, exchange transaction or any such similar transaction.

     "Company" shall have the meaning assigned to such term in the Preamble.

     "Company Public Sale Event" shall mean any sale by the Company of Common Stock for its own account as contemplated by subsection 4.1 pursuant to an effective Registration Statement filed by the Company, filed on Form S-1 or any other form for the general registration of securities with the Commission (other than a Registration Statement filed by the Company on either Form S-4 or Form S-8 or any registration in connection with a standby underwriting in connection with the redemption of outstanding convertible securities).
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     "Company Sale Notice" shall mean a Notice of Offering pursuant to
Subsection 4.1 from the Company to each Security Holder stating that the Company proposes to effect a Company Public Sale Event.

     "Demand Registration" shall have the meaning ascribed to such term in
Section 3.2(a).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder, and any successor federal statute, rules or regulations.

     "Form S-1" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

     "Form S-3" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

     "Form S-4" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

     "Form S-8" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

     "Initial Exchange Shares" shall mean the newly issued shares of Common Stock issued by the Company to the Other Holders pursuant to the terms of the Letters of Transmittal.

     "Initial Purchase Shares" shall mean the aggregate of 150,000,000 newly issued shares of Common Stock issued by the Company to the Buyer pursuant to the terms of the Stock Purchase Agreement at the Closing.

     "Initial Securities Holder" shall have the meaning assigned to such term in the Preamble.

     "Letters of Transmittal" shall mean the transmittal letters by the holders of the 13 3/4% Senior Notes due 2005, Series A, and 13 3/4% Senior Notes due 2005, Series B to the Company pursuant to the exchange offer contemplated by the Stock Purchase Agreement.

     "Losses" shall have the meaning given thereto in Section 6.7(a)(i).

     "NASD" shall mean the National Association of Securities Dealers, Inc. or any successor thereto.

     "Notice of Offering" shall mean a written notice with respect to (a) a proposed Shelf Demand Registration, (b) a proposed Demand Registration, or (c) a Company Public Sale Event, in each case setting forth (i) the expected maximum and minimum number of shares of Registrable Common or Common Stock, as the case may be, proposed to be offered and sold, (ii) the lead managing underwriter, if applicable or selected and (iii) the proposed method of distribution and the expected timing of the offering.

     "Other Holders" shall mean the Persons who execute and deliver the Letters of Transmittal tendering the 13 3/4% Senior Notes due 2005, Series A, and 13 3/4% Senior Notes due 2005, Series B in exchange for newly issued Common Stock of the Company; it being agreed that such Persons shall be deemed to be signatories to this Agreement upon execution and delivery of the Letters of Transmittal and the consummation of the transactions contemplated thereby.

     "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "Piggybacking Securities Holders" shall mean Securities Holders selling Registrable Common in connection with a Company Public Sale Event pursuant to subsection 4.3.
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     "Preliminary Prospectus" shall mean each preliminary prospectus included in a Registration Statement or in any amendment thereto prior to the date on which such Registration Statement is declared effective under the Securities Act, including any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act.

     "Prospectus" shall mean each prospectus included in a Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in accordance with Rule 430A), together with any supplement thereto, and any material incorporated by reference into such Prospectus, all as filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) under the Securities Act.

     "Public Sale Event" shall mean a Shelf Demand Registration, Demand Registration, or a Company Public Sale Event, as the case may be.

     "Purchase Agreement" shall mean any written agreement entered into by any Securities Holder providing for the sale of Registrable Common in the manner contemplated by a related Registration Statement, including the sale thereof to an underwriter for an offering to the public.

     "Registrable Common" shall mean (a) the Initial Purchase Shares, (b) the Initial Exchange Shares and (c) any other securities issued as (or issuable upon the conversion or exercise of any warrant, right, option or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Initial Purchase Shares or the Initial Exchange Shares; provided, however, that any such Registrable Common shall cease to be Registrable Common when (i) a Registration Statement with respect to the sale of such Registrable Common has been declared effective under the Securities Act and such securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such shares are disposed of pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) such Registrable Common shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and they may be resold without subsequent registration or qualification under the Securities Act or any state securities laws then in force, or (iv) such securities shall cease to be outstanding; provided, however, that any securities that have ceased to be Registrable Common cannot thereafter become Registrable Common, and any security that is issued or distributed in respect to securities that have ceased to be Registrable Common shall not be Registrable Common.

     "Registration" shall mean a registration of securities pursuant to the Securities Act.

     "Registration Statement" shall mean any registration statement (including the Preliminary, the Prospectus, any amendments (including any post-effective amendments) thereof, any supplements and all exhibits thereto and any documents incorporated therein by reference pursuant to the rules and regulations of the Commission), filed by the Company with the Commission under the Securities Act in connection with any Public Sale Event.

     "Responsible Officer" shall mean, as to the Company, the chief executive officer, the president, the chief financial officer or any executive or senior vice president of the Company.

     "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act, or any successor to such Rule.

     "Rule 415" shall mean Rule 415 promulgated by the Commission under the Securities Act, or any successor to such Rule.

     "Rule 424" shall mean Rule 424 promulgated by the Commission under the Securities Act, or any successor to such Rule.

     "Rule 430A" shall mean Rule 430A promulgated by the Commission under the Securities Act, or any successor to such Rule.
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     "Sale Event" shall mean any sale by the Company of Common Stock pursuant to a Company Public Sale Event or any sale by any Securities Holder of Registrable Common pursuant to a Public Sale Event.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder and, any successor federal statutes, rules or regulations.

     "Securities Holder" or "Securities Holders" shall mean the Initial Securities Holder, the Other Holders and any transferee thereof to whom the rights and obligations of a Securities Holder are transferred pursuant to subsection 6.8.

     "Securities Holders' Counsel" shall mean the law firm appointed by Securities Holders owning a majority of the Registrable Common held by Securities Holders at the time of such appointment representing all of the Securities Holders with respect to a proposed offering under this Agreement, at the expense of the Company.

     "Shelf Demand Registration" shall have the meaning assigned to such term in subsection 2.2.

     "Shelf Registration Statement" shall have the meaning assigned to such term in subsection 2.1.

     "Shelf Shares" shall have the meaning assigned to such term in subsection 2.1.

     "Stock Purchase Agreement" shall have the meaning assigned to such term in the Recitals.

     "Termination Date" shall mean the later of the respective dates on which the Company has no further obligation under the terms of this Agreement to file or keep effective the Registration Statement.

     (b) The words "hereof, "herein' and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, references to sections, subsections, schedules and exhibits are references to such in this Agreement.

     SECTION 2. SHELF REGISTRATION.

     2.1 Shelf Registration. The Company agrees that, as promptly as practical after the date hereof, and in any event no later than 90 days after the date hereof, the Company shall use its best efforts to prepare and file with the Commission a "shelf" Registration Statement on Form S-1 or Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor rule) (the "Shelf Registration Statement") covering all of the (x) Initial Exchange Shares and (y) nine percent (9%) of the Initial Purchase Shares (collectively, the "Shelf Shares"); provided, however, that if the Company is not eligible to use Form S-3 and uses Form S-1, the Initial Purchase Shares shall not be covered by such Shelf Registration Statement. The Company will use its best efforts to have such Shelf Registration Statement declared effective by the Commission on or as soon as practicable after the date hereof. The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective until the earlier of (A) the date the Securities Holders can sell all their shares of the Shelf Shares without any restrictions under Rule 144 and (B) the date on which no Shelf Shares remain outstanding. In the event the Company has complied with this Section by using a Form S-3 and becomes ineligible to use such Form, it shall use its best efforts to substitute therefor, as soon as practicable, a Form S-1 covering the Initial Exchange Shares.

     2.2 Shelf Demand Registrations. (a) If the Company shall at any time receive a Notice of Offering from any Securities Holder or Securities Holders holding a minimum of 10% of the Shelf Shares then outstanding (but in no event less than 3,000,000 shares (which number shall be adjusted in accordance with all splits, pro rata stock dividends or reclassifications of the Common Stock)) requesting an underwritten offering of Shelf Shares under the Shelf Registration Statement that has anticipated aggregate proceeds at the time of the request (net of underwriting discounts, commissions and expenses) in excess of $10,000,000 (a "Shelf Demand Registration"), the Company shall, subject to the terms and conditions hereof, be obligated to use its best efforts to facilitate such proposed underwritten offering pursuant to the terms of this Agreement.
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     (b) Following receipt of the notice referred to in subsection 2.2(a), the
Company shall promptly, but in no event later than the fifth business day following receipt of such notice, give a Notice of Offering to all Securities Holders (other than the demanding Securities Holder), which shall set forth the right of such Securities Holders to include any or all shares of Registrable Common held by such Securities Holders in the proposed offering, subject to the terms of this Agreement.

     (c) The Securities Holders shall be entitled to a total of three (3) Shelf Demand Registrations during the term of this Agreement; provided, however, that no more than two of such Shelf Demand Registrations may take place in any twelve
(12) month period.

     (d) If at any time any of the Securities Holders of the Registrable Common covered by the Shelf Registration Statement desire to sell Registrable Common in an underwritten offering (which for the purposes of this Agreement shall not be deemed to include block trades) in accordance with the limitations of this subsection 2.2, the investment banker or investment bankers that will manage the offering will be nationally recognized underwriters selected jointly by the Company, the Security Holder initiating such underwritten offering and the Securities Holders owning a majority of the Registrable Common held by Securities Holders included in such offering and reasonably acceptable to the Company.

     (e) If the lead managing underwriter advises the Company in writing (with a copy to each Securities Holder participating in an underwritten offering) on or before the date five (5) days prior to the date then scheduled for such underwritten offering that, in its opinion, the amount of securities (including shares of Registrable Common) requested to be included in such underwritten offering exceeds the amount which can be sold in (or during the time of) such offering, the number of shares of Registrable Common that may be so included shall be allocated among all Securities Holders pro rata on the basis of the number of shares of Shelf Shares held by such Securities Holders; provided, however, that such allocation shall not operate to reduce the aggregate number of shares of Registrable Common that may be so included in such underwriting.
If any Securities Holder does not request inclusion of the maximum number of shares of Shelf Shares allocated to it pursuant to the above described procedure, the remaining portion of its allocation shall be reallocated among those requesting Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the Registrable Common which may be included in the underwriting have been so allocated.

     (f) Securities Holders holding a majority of the Shelf Shares exercising a demand right for a Shelf Demand Registration under subsection 2.2(a) may withdraw the exercise of such right on behalf of all such exercising Securities Holders as a result of a material adverse change in the earnings, condition, financial or otherwise, or prospects of the Company, or a material adverse change in the market for equity securities generally by giving written notice to the Company prior to the date the Purchase Agreement for such underwritten offering is signed, and such withdrawn Shelf Demand Registration right shall not be deemed to be one of the three Shelf Demand Registrations provided under
Section 2.2(c); provided, however, that the Company shall not be required to deliver a Notice of Offering with respect to a renewed or new demand for an offering pursuant to subsection 4.2 or to take any other action with respect to any such renewed or new demand for a period of ninety (90) days following any such notice of withdrawal.

     SECTION 3. DEMAND REGISTRATION.

     3.1 Demand Registration. The Company agrees that, as promptly as practical after the receipt of a Notice of Offering pursuant to Section 3.2(a), the Company shall use its best efforts to prepare and file with the Commission a Registration Statement on a form then available for such filing for an offering. The Company will use its best efforts to have such Registration Statement declared effective by the Commission on or as soon as practicable after the date of such filing. It is agreed that any request to register shares under this
Section 3.1 in accordance with Rule 415 under the Securities Act shall be subject to Rule 415(a)(2) under the Securities Act.

     3.2 Demand Registrations. (a) If the Company shall at any time receive a Notice of Offering from any Securities Holder or Securities Holders holding a minimum of 15% of the Registrable Common then outstanding (but in no event less than 3,000,000 shares (which number shall be adjusted in accordance with all splits, pro rata
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stock dividends or reclassifications of the Common Stock)) requesting an offering of Registrable Common under a Demand Registration Statement that has anticipated aggregate proceeds at the time of the request (net of underwriting discounts, commissions and expenses) in excess of $10,000,000 (a "Demand Registration"), the Company shall, subject to the terms and conditions hereof, be obligated to use its best efforts to facilitate such proposed offering pursuant to the terms of this Agreement.

     (b) Following receipt of the notice referred to in subsection 3.2(a), the Company shall promptly, but in no event later than the fifth business day following receipt of such notice, give a Notice of Offering to all Securities Holders (other than the demanding Securities Holder), which shall set forth the right of such Securities Holders to include any or all shares of Registrable Common held by such Securities Holders in the proposed offering, subject to the terms of this Agreement.

     (c) The Securities Holders shall be entitled to a total of five (5) Demand Registrations during the term of this Agreement; provided, however, that if the Initial Purchase Shares cannot be registered on the Shelf Registration Statement on Form S-3, the Initial Security Holder shall be entitled to two (2) additional Demand Registrations during the term of this Agreement. Notwithstanding the foregoing, no more than two of such Demand Registrations may take place in any twelve (12) month period.

     (d) If at any time any of the Securities Holders of the Registrable Common covered by the Registration Statement desire to sell Registrable Common in an underwritten offering (which for purposes of this Agreement shall not be deemed to include block trades) in accordance with the limitations of subsection 3.2(a), the investment banker or investment bankers that will manage the offering will be nationally recognized underwriters selected jointly by the Company, the Security Holder initiating such underwritten offering and the Securities Holders owning a majority of the Registrable Common held by Securities Holders included in such offering and reasonably acceptable to the Company.

     (e) If the lead managing underwriter advises the Company in writing (with a copy to each Securities Holder participating in an underwritten offering) on or before the date five (5) days prior to the date then scheduled for such underwritten offering that, in its opinion, the amount of securities (including shares of Registrable Common) requested to be included in such underwritten offering exceeds the amount which can be sold in (or during the time of) such offering, the number of shares of Registrable Common that may be so included shall be allocated among all Securities Holders pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders; provided, however, that such allocation shall not operate to reduce the aggregate number of shares of Registrable Common that may be so included in such underwriting. If any Securities Holder does not request inclusion of the maximum number of shares of Registrable Common allocated to it pursuant to the above described procedure, the remaining portion of its allocation shall be reallocated among those requesting Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the Registrable Common which may be included in the underwriting have been so allocated.

     (f) Securities Holders holding a majority of the Registrable Common exercising a demand right for a Demand Registration under subsection 3.2(a) may withdraw the exercise of such right on behalf of all such exercising Securities Holders as a result of a material adverse change in the earnings, condition, financial or otherwise, or prospects of the Company, or a material adverse change in the market for equity securities generally by giving written notice to the Company prior to the date the Purchase Agreement for such underwritten offering is signed, and such withdrawn Demand Registration right shall not be deemed to be any of the Demand Registrations provided under Section 3.2(c); provided, however, that the Company shall not be required to deliver a Notice of Offering with respect to a renewed or new demand for an offering pursuant to subsection 4.2 or to take any other action with respect to any such renewed or new demand for a period of ninety (90) days following any such notice of withdrawal.

     SECTION 4. COMPANY SALE EVENTS.

     4.1 Determination. Subject to subsection 5.2, the Company may at any time effect a Company Public Sale Event pursuant to a Registration Statement filed by the Company if the Company gives each Securities Holder a
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Company Sale Notice, provided that such Company Sale Notice is given not less than 21 days prior to the initial filing of the related Registration Statement. The obligation of the Company to give to each Securities Holder a Company Sale Notice and to permit piggyback registration rights to such Securities Holders with respect to Registrable Common in connection with Company Sale Events in accordance with this Section 4 shall terminate on the earlier of (A) the date the Securities Holders can sell all their shares of the Registrable Common without any restrictions under Rule 144 and (B) the date on which no Registrable Common remains outstanding.

     4.2 Notice. The Company Sale Notice shall offer the Securities Holders the opportunity to participate in such offering and include the number of shares of Registrable Common which represents the best estimate of the lead managing underwriter (or, if not known or applicable, the Company) that will be available for sale by the Securities Holders in the proposed offering.

     4.3 Piggyback Rights of Securities Holders. (a) If the Company shall have delivered a Company Sale Notice, Securities Holders shall be entitled to participate on the same terms and conditions as the Company in the Company Public Sale Event to which such Company Sale Notice relates and to offer and sell shares of Registrable Common therein only to the extent provided in this subsection 4.3. Each Securities Holder desiring to participate in such offering shall notify the Company no later than ten (10) days following receipt of a Company Sale Notice of the aggregate number of shares of Registrable Common that such Securities Holder then desires to sell in the offering.

     (b) Each Securities Holder desiring to participate in a Company Public Sale Event may include shares of Registrable Common in any Registration Statement relating to a Company Public Sale Event to the extent that the inclusion of such shares shall not reduce the number of shares of Common Stock to be offered and sold by the Company to be included therein. If the lead managing underwriter selected by the Company for a Company Public Sale Event advises the Company in writing (with a copy to each Securities Holder) that, in its opinion, the total number of shares of Common Stock to be sold by the Company together with the shares of Registrable Common which such holders intend to include in such offering would reasonably be expected to materially adversely affect the price or distribution of the Common Stock offered in such Company Public Sale Event or the timing thereof, then there shall be included in the offering only that number of shares of Registrable Common, if any, that such lead managing underwriter reasonably and in good faith believes will not materially adversely affect the price or distribution of the Common Stock to be sold in such Company Public Sale Event; provided that if the lead managing underwriter determines that such factors require a limitation on the number of shares of Registrable Common to be offered and sold as aforesaid and so notifies the Company in writing, the number of shares of Registrable Common to be offered and sold by Securities Holders desiring to participate in the Company Public Sale Event, shall be allocated among those Securities Holders desiring to participate in such Company Public Sale Event on a pro rata basis based on their holdings of Registrable Common. If any Securities Holder does not request inclusion of the maximum number of shares of Registrable Common allocated to it pursuant to the above-described procedure, the remaining portion of its allocation shall be reallocated among those requesting Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the shares of Registrable Common which may be included in the underwriting have been so allocated.

     4.4 Discretion of the Company. In connection with any Company Public Sale Event, subject to the provisions of this Agreement, the Company, in its sole discretion, shall determine whether (a) to proceed with, withdraw from or terminate such Company Public Sale Event, (b) to enter into a purchase agreement or underwriting agreement for such Company Public Sale Event, and (c) to take such actions as may be necessary to close the sale of Common Stock contemplated by such offering, including, without limitation, waiving any conditions to closing such sale which have not been fulfilled. No public offering effected pursuant to this Section 4 shall be deemed to have been effected pursuant to
Section 2 or Section 3 hereof.

     SECTION 5. BLACK-OUT PERIODS.

     5.1 Black-Out Periods for Securities Holders. (a) No Securities Holder shall offer to sell or sell any shares of Registrable Common pursuant to any Registration Statement during the 60-day period immediately following the effective date of any Registration Statement filed by the Company in respect of a Company Public Sale Event.

     (b) No Securities Holder shall offer to sell or sell any shares of Registrable Common pursuant to any Registration Statement, and the Company shall not be required to supplement or amend any Registration Statement or otherwise facilitate the sale of Registrable Common pursuant thereto, during the 90-day period (or such lesser number of days until the Company makes its next required filing under the Exchange Act) immediately following the receipt by each Securities Holder of a certificate of an authorized officer of the Company to the effect that the Board of Directors of the Company has determined in good faith that such offer, sale, supplement or amendment is likely to (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (2) involve initial or continuing disclosure obligations that might not be in the best interest of the Company or its stockholders. If any proposed sale is so postponed as provided herein, Securities Holders having filed the Notice of Offering pursuant to subsection 2.2 or 3.2 to which the deferral relates may, within 30 days after receipt of the notice of postponement, advise the Company in writing that it has determined to withdraw its request for registration, and such demand registration request shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes of determining whether such holders retain the right to demand registrations pursuant to
Section 2.2(c) or 3.2(c). Any period described in subsection 5.l(a) or 5.l(b) during which Securities Holders are not able to sell shares of Registrable Common pursuant to a Registration Statement is herein referred to as a "black-out" period. The Company shall notify each Securities Holder of the expiration or earlier termination of any "black-out" period (the nature and pendency of which need not be disclosed during such "black-out" period).

     (c) The period during which the Company is required pursuant to subsection 2.l, respectively, to keep the Shelf Registration Statement continuously effective shall be extended by a number of days equal to the number of days, if any, of any "black-out" period applicable to Securities Holders pursuant to this subsection 5.1 occurring during such period, plus a number of days equal to the number of days during such period, if any, of any period during which the Securities Holders are unable to sell any shares of Registrable Common pursuant to the Shelf Registration Statement as a result of the happening of any event of the nature described in subsections 6.3(c)(ii), 6.3(c)(iii) or 6.3(c)(v).

     (d) Notwithstanding any provision to the contrary in this Section 5.1, (i) none of the "black-out" periods described in subsections 5.1(a) and 5.1(b) shall apply to the Other Holders for a period of 180 days from the expiration of the 180th day after the Closing Date and 90 days after the one year anniversary of the Closing Date, and such 180-day period and 90-day period shall not be deemed to run, and thus the number of days remaining in such period shall not be reduced, during any time in which the Shelf Registration Statement is not effective, and (ii) during any twelve-month period, the application of subsections 5.1(a) and 5.1(b) shall not leave Security Holders with fewer than 270 days on which they may offer to sell and/or sell shares of Registrable Common.

     5.2 Black-Out Period for the Company. Except for offers to sell and sales of Common Stock pursuant to a Registration Statement on Form S-8 or on Form S-4, standby underwritings in connection with the redemption of outstanding convertible securities, the conversion of outstanding convertible securities or in connection with the acquisition by the Company of another company or business, the Company shall not publicly offer to sell or sell any shares of capital stock of the Company during the 60-day period immediately following the initial sale of shares by any Securities Holder in a Shelf Demand Registration or a Demand Registration.

     SECTION 6. AGREEMENTS CONCERNING OFFERINGS.

     6.1 Obligations of Securities Holders. (a) Each Securities Holder shall, upon the reasonable request of the Company, advise the Company of the number of shares of Registrable Common then held or beneficially owned by it.

     (b) It shall be a condition precedent to the obligations of the Company to effect a Registration of, or facilitate any Public Sale Event with respect to, any shares of Registrable Common for any Securities Holder that such Securities Holder shall have furnished to the Company a complete Securities Holder's Questionnaire requesting such information regarding such Securities Holder or the Registrable Common held by such Securities Holder and the intended method of disposition of such securities as shall be required by law, the Commission or the NASD, and any other information relating to such Registration reasonably required by the Company.

     6.2 Obligations of the Company. Whenever required under this Agreement to proceed with a Registration of any Registrable Common, the Company shall, subject to the terms and conditions of this Agreement, use its best efforts to proceed as expeditiously as reasonably possible to:

     (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Common and use its best efforts to cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the Security Holders covered by such Registration Statement and to Securities Holders' Counsel copies of any such Registration Statement or Prospectus proposed to be filed.

     (b) Prepare and file with the Commission such amendments (including post-effective amendments) to such Registration Statement and supplements to the related Prospectus used in connection with such Registration Statement, and otherwise use its best efforts, to the end that such Registration Statement reflects the plan of distribution of the securities registered thereunder that is included in the relevant Notice of Offering and is effective until the completion of the distribution contemplated by such Registration Statement or so long thereafter as a broker or dealer is required by law to deliver a Prospectus in connection with the offer and sale of the shares of Registrable Common covered by such Registration Statement and/or as shall be necessary so that neither such Registration Statement nor the related Prospectus shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and so that such Registration Statement and the related Prospectus will otherwise comply with all applicable legal and regulatory requirements. The Company shall not be deemed to have effected a Registration for any purpose under this Agreement unless and until such Registration Statement is declared effective by the Commission.

     (c) Provide to any Securities Holder requesting to include Registrable Common in such Registration Statement and any managing underwriter(s) participating in any distribution thereof and to any attorney, accountant or other agent retained by such Securities Holder or managing underwriter(s), reasonable access to appropriate officers and directors of the Company, its independent auditors and counsel to ask questions and to obtain information (including any financial and other records and pertinent corporate documents) reasonably requested by any such Securities Holder, managing underwriter(s), attorney, accountant or other agent in connection with such Registration Statement or any amendment thereto; provided, however, that (i) in connection with any such access or request, any such requesting Persons shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such requesting Persons, unless (A) such records, information or documents are in the public domain or otherwise publicly available or (B) disclosure of such records, information or documents is required by court or administrative order or by applicable law (including, without limitation, the Securities Act).

     (d) Furnish at the Company's expense to the participating Securities Holders and any managing underwriter(s) and to any attorney, accountant or other agent retained by such Securities Holders or managing underwriter(s), such number of copies of any Registration Statement and Prospectus, including any Preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the shares of Registrable Common owned by them.

     (e) Prior to any Public Sale Event, use its best efforts to register and qualify the securities covered by such Registration Statement (to the extent exemptions are not available) under securities or 'Blue Sky' laws of such other jurisdictions as shall be reasonably requested by the Securities Holders or the managing underwriter(s) and to keep each such registration or qualification effective during the period required for such Public Sale Event to be consummated; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions in which it has not already done so.

     (f) Enter into and perform its obligations under a Purchase Agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriters) of such underwritten offering; provided, however, that each Securities Holder participating in such Public Sale Event shall also enter into and perform its obligations under such Purchase Agreement so long as such obligations are usual and customary obligations of selling stockholders in a registered public offering.

     (g) Use its best efforts to cause the Registrable Common covered by the Registration Statement to be listed on each national securities exchange in the United States on which the Common Stock is then listed or quoted on each inter-dealer quotation system on which the Common Stock is then quoted.

     (h) Provide for or designate a transfer agent and registrar (which may be the same entity) for the Registrable Common covered by the Registration Statement from and after the effective date of such Registration Statement.

     (i) Cooperate with the selling Securities Holders of Registrable Common and any managing underwriters to facilitate the timely issuance and delivery to any underwriters to which any Securities Holder may sell Registrable Common in such offering, certificates evidencing shares of the Registrable Common not bearing any restrictive legends and in such denominations and registered in such names as the managing underwriters may request.

     (j) Facilitate the distribution and sale of any shares of Registrable Common to be offered pursuant to this Agreement, including, without limitation, by making road show presentations, holding meetings with potential investors and taking such other reasonable actions as shall be requested by the Securities Holders holding a majority of the shares of Registrable Common covered by a Registration Statement or the lead managing underwriter of an underwritten offering; provided that the Company receives reasonable notice of such requested actions by any of the Securities Holders and the lead managing underwriter.

     6.3 Agreements Related to Offerings. Subject to the terms and conditions hereof, in connection with the Registration Statement covering any Public Sale Event, as applicable:

     (a) The Company and each Securities Holder will cooperate with the underwriters for any offering of Registrable Common proposed to be sold pursuant to a Registration Statement, and will, unless the parties to the Purchase Agreement otherwise agree, use its best efforts to enter into a Purchase Agreement not inconsistent with the terms and conditions of this Agreement and containing such other terms and conditions of a type and form reasonable and customary for companies of similar size and credit rating (including, but not limited to, such provisions for indemnification and contribution and for the delivery of a 'comfort letter' and legal opinion as are customary), and use its best efforts to take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such shares of Registrable Common in the manner contemplated by such Registration Statement in each case to the same extent as if all the shares of Registrable Common then being offered were for the account of the Company.

     (b) Neither such Registration Statement nor any amendment or supplement thereto will be filed by the Company until Securities Holders' Counsel shall have had a reasonable opportunity to review the same and to exercise its rights under subsection 6.2(c) with respect thereto. No amendment to such Registration Statement naming any Securities Holder as a selling security holder shall be filed with the Commission until such Securities Holder shall have had a reasonable opportunity to review such Registration Statement as originally filed. Neither such Registration Statement nor any related Prospectus or any amendment or supplement thereto shall be filed by the Company with the Commission which shall be disapproved (for reasonable cause) by the managing underwriters named therein or Securities Holders' Counsel within a reasonable period after notice thereof.

     (c) The Company will use its reasonable efforts to keep the Securities Holders informed of the Company's best estimate of the earliest date on which such Registration Statement or any post-effective amendment thereto will become effective and will notify each Securities Holder, Securities Holders' Counsel and the managing underwriter(s), if any, participating in the distribution pursuant to such Registration Statement promptly (i) when such Registration Statement or any post-effective amendment to such Registration Statement is filed or becomes effective, (ii) of any request by the Commission for an amendment or any supplement to such Registration Statement or any related Prospectus, or any other information request by any other governmental agency directly relating to the offering, and promptly deliver to each Securities Holder participating in the offering and the managing underwriter(s), if any, copies of all correspondence between the Commission or any such governmental agency or self-regulatory body and all written memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement or proposed sale of shares, to the extent not covered by attorney-client privilege or constituting attorney work product, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related Prospectus or the initiation or threat of any proceeding for that purpose, (iv) of the suspension of the qualification of any shares of Common Stock included in such Registration Statement for sale in any jurisdiction or the initiation or threat of a proceeding for that purpose, (v) of any determination by the Company that an event has occurred (the nature and pendency of which need not be disclosed during a 'black-out period' pursuant to subsection 5.1(b)) which makes untrue any statement of a material fact made in such Registration Statement or any related Prospectus or which requires the making of a change in such Registration Statement or any related Prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of the completion of the distribution contemplated by such Registration Statement if it relates to a Company Sale Event, and (vii) if at any time the representations and warranties of the Company under Section 7 cease to be true and correct in all material respects.

     (d) In the event of the issuance of any stop order suspending the effectiveness of such Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any shares of Common Stock included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts to obtain its withdrawal at the earliest possible time.

     (e) The Company agrees to otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Security Holders, as soon as reasonably practicable, but not later than fifteen months after the effective date of such Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

     (f) The Company shall, subject to permitted "black-out" periods, upon the happening of any event of the nature described in subsection 6.3(c)(ii), 6.3(c)(iii) or 6.3(c)(v), as expeditiously as reasonably possible, prepare a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required documents and deliver a copy thereof to each Securities Holder so that, as thereafter delivered to the purchasers of the Registrable Common being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or make the statements therein, in light of the circumstances under which they were made, not misleading.

     6.4 Certain Expenses. The Company shall pay all fees, disbursements and expenses in connection with any Company Public Sale Event, Shelf Registration Statement and Registration Statement and the performance of its obligations hereunder (including those pursuant to subsection 2.2 and subsection 3.2 hereof), including, without limitation, to the extent applicable, all registration and filing fees, printing, messenger and delivery expenses, fees of the Company's auditors, listing fees, registrar and transfer agents' fees, reasonable fees and disbursements of Securities Holders' Counsel in connection with the registration but not the disposition of the Registrable Common (provided that the Company shall have no obligation to reimburse the fees and disbursements of any other counsel to any Securities Holder), fees and disbursements for counsel for the Company, fees and expenses (including reasonable fees and disbursements of counsel) of complying with applicable state securities or 'Blue Sky" laws and the fees of the NASD in connection with its review of any offering contemplated in any such Registration Statement, but not including underwriting discounts and commissions or brokerage commissions on any shares of Registrable Common sold in any such offering.

     6.5 Reports Under the Exchange Act. (a) From the date hereof to the Termination Date, the Company agrees to:

          (i) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act or the Exchange Act; and

          (ii) furnish to any Securities Holder, forthwith upon request (A) a written statement by the Company that it has complied with the current public information and reporting requirements of Rule 144 and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in connection with any Securities Holder availing itself of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such rule or regulation.

     (b) if any Securities Holder is required to file a Form 144 with respect to any sale of shares of Registrable Common, such Securities Holder shall promptly deliver to the Company a copy of such completed Form 144 filed with the Commission.

     6.6 Limitations on Subsequent Registration Rights. From the date hereof to the Termination Date, the Company shall not, without the prior written consent of Securities Holders owning a majority of the shares of Registrable Common held by Securities Holders at such time, enter into any agreement (other than this Agreement) which would allow any holder or prospective holder of Common Stock to include such securities in any Registration Statement, or which would provide any holder or prospective holder of Common Stock piggyback registration rights for such Common Stock unless the piggyback registration rights provided to the Securities Holders hereunder shall have priority in the event of any cutback.

     6.7 Indemnification and Contribution. (a) In connection with (x) the Shelf Registration Statement, subsections 6.7(a)(i), (ii) and (v), 6.7(c) and 6.5(e) hereof shall be in full force and effect upon the effective date of the Shelf Registration Statement, and (y) a Registration Statement which covers Registrable Common being sold by Piggybacking Securities Holders or in connection with an underwritten offering pursuant to the Shelf Registration Statement under subsection 2.2 or a Registration Statement pursuant to subsection 3.2, provisions substantially in conformity with the following provisions shall be contained in the related Purchase Agreement unless the parties to such Purchase Agreement agree otherwise (references in such provisions to a Securities Holder or an underwriter being references to a Securities Holder or an underwriter participating in the offering covered by such Registration Statement):

         (i) The Company agrees to indemnify and hold harmless each Securities Holder and each Person, if any, who controls such Securities Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of their respective officers, directors and employees against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof to which such Securities Holder or Persons may become subject under the Securities Act, or otherwise (collectively, "Losses"), insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Securities Holder or Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that the Company shall not be so liable to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such instance to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if
(i) after the Company had made available a sufficient number of copies of the Prospectus, such Securities Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common to the Person asserting such Losses or who purchased the Registrable Common the purchase of which is the basis of the action if, in either instance, such delivery by such Securities Holder is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or alleged omission; and the Company shall not be liable in any such instance to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Securities Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Common if such delivery by such Securities Holder is required by the Securities Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such Person and shall survive the Termination Date and the transfer of Registrable Common by such holder as otherwise permitted hereby.

       (ii) Each Securities Holder severally agrees to indemnify and hold harmless the Company, each other Securities Holder and each Person, if any, who controls the Company or such other Securities Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which the Company, such other Securities Holder or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Securities Holder or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses, in each instance to the extent, but only to the extent, that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus, or any said amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided, however, that the liability of each Securities Holder under this subsection 6.7(a)(ii) shall be limited to an amount equal to the proceeds of the sale of shares of Registrable Common by such Securities Holder in the offering which gave rise to the liability (net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Securities Holder in connection with the registration, if any, and sale).

       (iii) The Company will indemnify and hold harmless each underwriter and each Person, if any, who controls any such underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which such underwriter or Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that (i) the Company shall not be so liable to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein; and (ii) such indemnity with respect to any Preliminary prospectus shall not inure to the benefit of any underwriter (or any Person controlling such underwriter) from whom the Person asserting any such Losses purchased shares of Common Stock if such Person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such shares of Common Stock to such Person in any case where such delivery is required by the Securities Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented); provided, further, that the Company shall only be required to provide the indemnification described in this subsection 6.7(a)(iii) to an underwriter and each Person, if any, who controls such underwriter, and their respective officers, directors and employees, if such underwriter agrees to indemnification provisions substantially in the form set forth in subsection 6.7(b).

       (iv) Each Securities Holder will severally indemnify and hold harmless each underwriter and each Person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act or section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which such underwriter or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided, however, that such Securities Holder shall only be required to provide the indemnification described in this subsection 6.7(a)(iv) to an underwriter and each Person, if any, who controls such underwriter if such underwriter agrees to indemnification provisions substantially in the form set forth in subsection 6.7(b); and provided, further, that such Securities Holder shall not be liable in any such case to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (i) such underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common to the Person asserting such Loss who purchased the Registrable Common which is the subject thereof where such delivery is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and such Securities Holder shall not be liable in any such case to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of such Securities Holder with copies of the Prospectus as so amended or supplemented, such underwriter thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Common to the Person asserting such Loss who purchased such Registrable Common which is the subject thereof or where such delivery is required by the Securities Act, and provided, further, that the liability of such Securities Holder under this subsection 6.7(a)(iv) shall be limited to an amount equal to the proceeds of the sale of shares of Common Stock by such Securities Holder in the offering which gave rise to the liability (net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Securities Holder in connection with the registration, if any, and sale).

     (v) Promptly after any Person entitled to indemnification under this subsection 6.7 or such Purchase Agreement receives notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to the indemnification provisions of this subsection 6.7 of such Purchase Agreement, notify the indemnifying party in writing of the claim or the commencement of such action; provided, however, that the failure or delay to so notify the indemnifying party shall not relieve it from any liability which it may have to the indemnified party hereunder unless and to the extent such failure or delay has materially prejudiced the rights of the indemnifying party and shall not, in any event, relieve it from any liability which it may have to the indemnified party other than pursuant to the indemnification provisions of this subsection
6.7 or such Purchase Agreement. If any such claim or action shall be brought against an indemnified party, and it has notified the indemnifying party thereof in accordance with the terms hereof, the indemnifying party shall be entitled to participate in the defense of such claim, or, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, upon written notice to the indemnified party of such assumption. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, (i) the indemnifying party shall not be liable to the indemnified party pursuant to the indemnification provisions hereof or of such Purchase Agreement for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, (ii) the indemnifying party shall not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed) and (iii) the indemnified party shall be obligated to cooperate with the indemnifying party in the investigation of such claim or action; provided, however, that any indemnified party hereunder shall have the right to employ separate counsel and to participate in the defense of such claim assumed by the indemnifying party, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (b) the indemnifying party shall have failed to assume the defense of such claim from the Person entitled to indemnification hereunder and failed to employ counsel within a reasonable period following such assumption, or (c) in the reasonable judgment of the indemnified party, based upon advice of its counsel, a material conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims or there may be one or more material legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of the indemnified party). Notwithstanding the foregoing, the Securities Holders (together with their respective controlling Persons and officers, directors and employees) and the underwriters (together with their respective controlling Persons and officers, directors and employees) shall, each as a separate group, have the right to employ at the expense of the Company only one separate counsel for each such group to represent such Securities Holders and such underwriters (and their respective controlling Persons and officers, directors and employees) who may be subject to liability arising out of any one action (or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances) in respect of which indemnity may be sought by such Securities Holders and underwriters against the Company pursuant to the indemnification provisions of this subsection 6.7 or such Purchase Agreement. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. All fees and expenses to be paid by the indemnifying party hereunder shall be paid a commercially reasonable time after they are billed to the indemnified party, subject to receipt of a written undertaking from the indemnified party to repay such fees and expenses if indemnity is not ultimately determined to be available to such indemnified party under this subsection 6.7.

     (b) As a condition to agreeing in any Purchase Agreement to the indemnification provisions set forth in subsections 6.7(a)(iii) and 6.7(a)(iv) in favor of an underwriter participating in the offering covered by the related Registration Statement, its controlling Persons, if any, and their respective officers, directors and employees, the Company and the Securities Holders participating in an offering pursuant to such Registration Statement may require that such underwriter agree in the Purchase Agreement to provisions substantially in the form set forth in subsection 6.7(a)(v) and to severally indemnify and hold harmless the Company, each Securities Holder participating in such offering, each Person, if any, who controls the Company or such Securities Holder within the meaning of the Securities Act, and their respective officers, directors and employees against any Loss to which the Company, such Securities Holder or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement in which such underwriter is named as an underwriter, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company, such Securities Holder or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses in each case to the extent, but only to the extent, that any such Loss arises out of, or are based upon, an untrue statement or alleged untrue statement of a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein.

     (c) In order to provide for just and equitable contribution between the Company and such Securities Holders in circumstances in which the indemnification provisions of this subsection 6.7 or the related Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless, the Company and such Securities Holders shall contribute to the aggregate Losses (including any investigation, legal and other fees and expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suitor proceeding or any claim as asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders) to which the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or any controlling Person of any of them, or their respective officers, directors or employees may become subject, under the Securities Act, under any other statute, at common law or otherwise, insofar as such Losses or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or any out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such contributions shall be in such amounts that the portion of such Losses for which each such Securities Holder shall be responsible under this subsection 6.7(c) shall be limited to the portion of such Losses which are directly attributable to an untrue statement of a material fact or an omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any such Securities Holders specifically for use therein, and the Company shall be responsible for the balance of such Losses; provided, however, that the liability of each such Securities Holder to make such contribution shall be limited to an amount equal to the proceeds of the sale of shares of Registrable Common by such Securities Holder in the offering which gives rise to the liability (net of all cost and expenses (including underwriting commissions and disbursements) paid or incurred in connection with the registration, if any, and sale). As among themselves, such Securities Holders agree to contribute to amounts payable by other such Securities Holders in such manner as shall, to the extent permitted by law, give effect to the provisions in subsection 6.7(a)(ii) and those provisions in the Purchase Agreement comparable to such subsection 6.7(a)(ii). The Company and such Securities Holders agree that it would not be just and equitable if their respective obligations to contribute pursuant to this subsection were to be determined by pro rata allocation (other than as set forth above) of the aggregate Losses by reference to the proceeds realized by such Securities Holder in a sale pursuant to said Registration Statement or said Prospectus or by any other method of allocation which does not take account of the considerations set forth in this subsection 6.7(c). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under this subsection from any Person who was not guilty of such fraudulent misrepresentation.

     (d) The Company and the Securities Holders participating in an offering pursuant to a Registration Statement agree that, if the underwriters participating in a Public Sale Event are agreeable, the Purchase Agreement, if any, relating to such Registration Statement shall contain provisions to the effect that in order to provide for just and equitable contribution between such underwriters on the one hand and the Company and such Securities Holders on the other hand in circumstances in which the indemnification provisions of such Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless, the Company and such Securities Holders on the one hand and such underwriters on the other hand will contribute on the basis herein set forth to the aggregate Losses, (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or claims asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders and such underwriters) to which the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or such underwriters or any controlling Person of any of them, or their respective officers, directors or employees may become subject, under the Securities Act, under any other statute, at common law or otherwise insofar as such Losses, arise out of, or are based upon an untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such contribution shall be in such proportions as is appropriate to reflect the relative benefits received by the Company and such Securities Holders on the one hand and such underwriters on the other hand from the offering of the shares of Common Stock covered by such offering. The relative benefits received by the Company and such Securities Holders on the one hand and such underwriters on the other hand shall be deemed to be in the same proportion as the aggregate total net proceeds from the offering (before deducting expenses) received by the Company and such Securities Holders bear to the total underwriting discounts and commissions received by such underwriters for such offering. Notwithstanding the provisions set forth above, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of Common Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under the provision set forth above from any Person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company and the Securities Holders under the provisions of this subsection 6.7 and provisions in any Purchase Agreement substantially similar to subsections 6.7(a), 6.7(b) 6.7(c) or 6.7(d) shall survive the termination of any or all of the other provisions of this Agreement or such Purchase Agreement.

     6.8 Transfer of Rights Under this Agreement; Transfers of Registrable Common. (a) During the period from the date hereof to the Termination Date, the rights and obligations of a Securities Holder under this Agreement may be transferred by a Securities Holder to a transferee of Registrable Common (subject to the provisos to the definitions of Registrable Common); provided; however, that, within a reasonable period of time (but in no event less than five (5) days) prior to such transfer, (i) the transferring Securities Holders shall have furnished the Company and the other Securities Holders written notice of the name and address of such transferee and the number of shares of Registrable Common with respect to which such rights are being transferred and (ii) such transferee shall furnish the Company and the Securities Holders (other than the transferring Securities Holders) a copy of a duly executed agreement by which such transferee (A) assumes all of the obligations and liabilities of its transferor hereunder, (B) enjoys all of the rights of its transferor hereunder and (C) agrees itself to be bound hereby.

     (b) If the stock certificates of a transferring Securities Holder bear a restrictive legend pursuant to subsection 6.9, the stock certificates of its transferee to whom the rights hereunder are being transferred shall, subject to such subsection 6.9, also bear such a restrictive legend.

     (c) Except with respect to transfers pursuant to paragraph (a) above, and subject to the provisions of paragraph (b) above, a transferee of Registrable Common shall neither assume any liabilities or obligations nor enjoy any rights hereunder and shall not be bound by any of the terms hereof.

     (d) Each Securities Holder hereby agrees that any transfer of shares of Registrable Common by such Securities Holder shall be made (i) in compliance with, or in a transaction exempt from, the registration requirements set forth in the Securities Act and (ii) in compliance with all other applicable laws. The Company may request, as a condition to the transfer of any Registrable Common, that the transferring Securities Holders provide the Company with (A) evidence that the proposed transferee is an "accredited investor" as deemed in Rule 501 under the Securities Act and appropriate " private placement" representations pursuant to Section 4(2) of the Securities Act, and (B) an opinion of securities counsel reasonably satisfactory to it with regard to compliance with this subsection (d).

     6.9 Restrictive Legend. Each certificate evidencing shares of Registrable Common shall, unless and until such shares are sold or otherwise transferred pursuant to an effective Registration Statement under the Securities Act or unless, in the absence of such a Registration Statement, the Company receives an opinion of counsel reasonably satisfactory to it that the restrictive legend set forth below may be removed without violation of applicable law (including, without limitation, the Securities Act), be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

     THE OFFER AND SALE OF THE SECURITIES OF THIS COMPANY REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS, AND THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE OFFER AND SALE THEREOF ARE REGISTERED UNDER SUCH LAWS OR EXEMPTIONS FROM REGISTRATION ARE AVAILABLE AND THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND KNOWLEDGEABLE AS TO SECURITIES MATTERS STATING THAT EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE AND THAT THE PROPOSED SALE DOES NOT, AND WILL NOT PLACE THE COMPANY NOR ANY AFFILIATE THEREOF, IN VIOLATION OF ANY APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAW, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

     THE TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED AS OF [_______ __, 2001], WITH THE ISSUER AS FROM TIME TO TIME AMENDED, AND NO TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS MADE IN ACCORDANCE WITH SAID AGREEMENT. A COPY OF SAID AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

     SECTION 7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     In connection with each Registration Statement, the Company shall, on the respective date of effectiveness of each such Registration Statement with the Commission, certify to each Securities Holder in a certificate of a Responsible Officer of the Company to the effect that the representations and warranties set forth below are true and correct at and as of such effective date. In connection with any other Sale Event in which Securities Holders participate, except as otherwise may be agreed upon by such participating Securities Holders and the Company, the Company shall represent and warrant in the Purchase Agreement relating to such Sale Event to the Securities Holders and any underwriters participating in such Sale Event as follows (except as otherwise indicated, each reference in this Section to the "Registration Statement" shall refer to the Shelf Registration Statement, or a Registration Statement in respect of any other such Sale Event in which Securities Holders participate, as the case may be, including all information deemed to be a part thereof, as amended, and each reference to "the Prospectus" shall refer to the related Prospectus):

     (a) At the time of filing, the Registration Statement (i) is on a form for which the Company then qualifies, which form is available for the sale of the shares of Registrable Common in accordance with the intended method or methods of distribution thereof and which form covers the registration of at least such number of shares of Registrable Common as shall have been requested to be included therein (subject to any cutbacks determined by an underwriter pursuant to the terms of this Agreement), (ii) complies in all material respects with the applicable form and with the applicable requirements of the Securities Act and includes all financial statements and other information required by the Commission to be filed therewith, and (iii) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Securities Holder specifically for use in connection with the preparation thereof or any information furnished in writing to the Company by or on behalf of any underwriter specifically for use in connection with the preparation thereof, other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

     (b) (i) When the Registration Statement became (in the case of a Registration Statement filed pursuant to Rule 415) or shall become effective, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act, (ii) when the Prospectus is filed in accordance with Rule 424(b), the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Securities Act, (iii) the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iv) the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Securities Holder specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto) or any information furnished in writing to the Company by or on behalf of any underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto), other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

     (c) (i) The public accountants who certified the Company's financial statements in the Registration Statement are independent certified public accountants within the meaning of the Securities Act; (ii) the historical consolidated financial statements, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and have been prepared, and present fairly the consolidated financial condition, results of operations and changes in financial condition of the Company and its consolidated subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles applied consistently throughout such periods (except as specified therein); and (iii) the historical consolidated financial data set forth in the Prospectus is derived from the accounting records of the Company and its consolidated subsidiaries, and is a fair presentation of the data purported to be shown; and the pro forma consolidated financial statements (if any), together with the related notes, forming part of the Registration Statement and the Prospectus, comply in all material respects with the requirements of Regulation S-X under the Securities Act.

     SECTION 8. REPRESENTATIONS AND WARRANTIES OF THE SECURITIES HOLDERS.

     Each participating Securities Holder shall, in connection with a Public Sale Event, if required by the terms of a Purchase Agreement, if any, relating to such Public Sale Event, for itself severally and not jointly represent and warrant to the underwriter or underwriters and each other Securities Holder participating in such Public Sale Event as follows:

     (a) Such Securities Holder has all requisite power and authority to enter into and carry out the terms of this Agreement and such Purchase Agreement and the other agreements and instruments related to such agreements to which it is a party.

     (b) Each of this Agreement and such Purchase Agreement has been duly authorized, executed and delivered by or on behalf of such Securities Holder and constitutes the legal, valid and binding obligation of such Securities Holder, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     (c) Such Securities Holder, immediately prior to any sale of shares of Registrable Common pursuant to such Purchase Agreement, will have good title to such shares of Registrable Common, free and clear of all liens, encumbrances, equities or claims (other than those created by this Agreement); and, upon payment therefor, good and valid title to such shares of Registrable Common will pass to the purchaser thereof, free and clear of any lien, charge or encumbrance created or caused by such Securities Holder.

     (d) Such Securities Holder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or other applicable law, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Registrable Common.

     (e) Written information furnished by or on behalf of such Securities Holder to the Company expressly for use in the Registration Statement or related Prospectus or amendment thereof or supplement thereto will not contain as of the effective date of such Registration Statement or as of the date of any Prospectus or as of the date of any amendment thereof or supplement thereto any untrue statement of a material fact or omit to state any material fact required be stated or necessary to make the statements in such information not misleading.

     SECTION 9. DELIVERY OF COMFORT LETTERS AND LEGAL OPINIONS.

     (a) On (x) the date that the Shelf Registration Statement is declared effective by the Commission, (y) the date a post-effective amendment to the Shelf Registration Statement, if any, covering the most recent annual or quarterly financial statements of the Company is declared effective by the Commission, and (z) the date that a Registration Statement relating to a Sale Event in which the Securities Holders participate is declared effective by the Commission, the Company shall comply with the following:

          (i) The Company shall have received, and delivered to the Securities Holders participating in such Sale Event, a copy of a "Comfort" letter or letters, or updates thereof according to customary practice, of the independent certified public accountants who have certified the Company's financial statements included in the Registration Statement covering substantially the same matters with respect to the Registration Statement (including the Prospectus) and with respect to events subsequent to the date of the Company's financial statements as are reasonably customarily covered in accountants' letters delivered to underwriters in underwritten offerings of securities. The Company will use its best efforts to cause such "comfort' letters to be addressed to such Securities Holders.

          (ii) The Securities Holders participating in such offering shall have received an opinion and any updates thereof of outside counsel to the Company reasonably satisfactory to such Securities Holders and any underwriters or purchasers covering substantially the same matters as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten offerings of securities, addressed to each of such Securities Holders and any underwriters or purchasers participating in such offering and dated the closing date thereof.

     SECTION 10.  MISCELLANEOUS.

     10.1 Notices. Any notice, demand, claim, request, waiver or consent or other communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered if delivered by any of the following means of delivery, and shall be deemed to have been duly delivered and received on the date (or the next business day if delivery is not made on a business day) of personal delivery or facsimile transmission or on the date (or the next business day if delivery is not made on a business day) of receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested, or on the date (or the next business day if delivery is not made on a business day) of a stamped receipt, if sent by an overnight delivery service, and sent to the following addresses (or to such other address as any party may request by notifying the other parties listed below in accordance with this Section):

          (a)  If to the Company:

               @Track Communications, Inc.
               1155 Kas Drive
               Suite 100
               Richardson, TX  75081
               Attn:  J. Raymond Bilbao
               Telephone:  (972) 301-2733
               Facsimile:  (972) 301-2263

               with a copy to:

               Locke Liddell & Sapp LLP
               2200 Ross Avenue
               Suite 2200
               Dallas, TX  75201
               Attn:  Stephen L. Sapp
               Telephone:  (214) 740-8570
               Facsimile:  (214) 740-8800

          (b)  If to Buyer:

               MinorPlanet Systems PLC
               Greenwich House
               Sheepscar, Leeds LS4 2LE
               United Kingdom
               Attn:  General Counsel
               Telephone:  011 44 0113 251 1600
               Facsimile:  011 44 0113 275 9809
               with a copy to:

               Mishcon de Reya, Solicitors
               21 Southampton Row
               London
               WC1B5HS
               United Kingdom
               Attn:  Larry Nathan
               Telephone:  011 44 010 7440 7031
               Facsimile:  011 44 020 7404 3014

               with a copy to:

               Brown & Wood LLP
               1666 K Street, N.W.
               Washington, D.C.  20006
               Attn:  John K. Hughes
               Telephone:  (202) 533-1430
               Facsimile:  (202) 533-1399

          (c)  If to the Other Holders:

               At the address of each such Other Holder as set forth on the books and records of the Company (which shall be such Other Holder's address as set forth on its Letter of Transmittal or as such Other Holder may otherwise notify the Company in writing).

     10.2 Interpretation. Notwithstanding any other provision in this Agreement, all references contained in this Agreement to the number of shares of Common Stock held by any party shall be interpreted to mean the share capital prior to the occurrence of the Reverse Stock Split (as such term is defined in the Stock Purchase and Exchange Agreement by and among the parties hereto and of even date herewith).

     10.3 Amendments and Waivers. The Securities Holders and the Company may from time to time enter into written amendments, supplements or modifications to this Agreement for the purpose of adding any provisions hereto or changing the rights of the Securities Holders or the Company hereunder.

     10.4 Termination. This Agreement and the respective obligations and agreements of the parties hereto, except as otherwise expressly provided herein, shall terminate on the Termination Date.

     10.5 Survival of Representations and Warranties. Except as they may by their terms relate to an earlier date, all representations a warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith execution and delivery of this Agreement and the termination of any or all of the provisions of this Agreement.

     10.6 Headings. The descriptive headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     10.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed and delivered shall be deemed an original, and all of which when taken together shall be considered one and the same instrument, and this Agreement shall become effective when such counterparts have been signed by each of the parties hereto and delivered to the other parties. The parties hereto agree that signatures of the parties and their duly authorized officers may be exchanged by facsimile transmission, and that such signatures shall be binding to the same extent, and have the same force and effect, as the exchange of original written signatures. The originals of such signatures shall be sent to the other parties hereto by overnight courier.

     10.8 Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without regard to choice of law provisions.

     10.9 Adjustment of Shares. Each reference to a number of shares of Common Stock in this Agreement shall be adjusted proportionately to reflect any stock dividend, subdivision, split or reverse split or the like affected with respect to all outstanding shares of Common Stock.

     10.10 No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into, and is not presently a party to, any agreement with respect to its securities which is inconsistent with the rights granted to the Securities Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Securities Holders pursuant to this Agreement shall be superior to, and take precedence over, any similar rights granted to any other Person by the Company subsequent to the date hereof.

     10.11 Severability. Any provisions of this Agreement prohibited or rendered unenforceable by any applicable law of any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceable, without invalidating the remaining provisions hereof, any such prohibition or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.12 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns to each of the parties hereunder as otherwise provided herein.

     10.13 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the matters referred to herein and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     10.14 Result if No Acquisition of Common Stock. Notwithstanding any provision of this Agreement, or any rights that the Buyer or Other Holders may have hereunder, if the Closing does not occur for any reason, this Agreement shall be terminated, shall be deemed null and void ab initio, and the Company shall have no obligations or liabilities whatsoever to any Person under any of the terms of this Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              @TRACK COMMUNICATIONS, INC.

                              By /s/ Jana Ahlfinger Bell
                                 -----------------------
                                 Name: Jana Ahlfinger Bell
                                 Title: President and CEO

                              MINORPLANET SYSTEMS PLC

                              By /s/ Robert Kelly
                                 ----------------
                                 Name: Robert Kelly
                                 Title: Group Finance Director